Exhibit 99.2

American Financial Group, Inc.
Investor Supplement - Second Quarter 2026
August 4, 2026
American Financial Group, Inc.
Corporate Headquarters
Great American Insurance Group Tower 301 E Fourth Street
Cincinnati, OH 45202 513 579 6739

American Financial Group, Inc.
Table of Contents - Investor Supplement - Second Quarter 2026

Appendix
A. Fixed Maturities by Credit Rating & NAIC Designation by Type 6/30/2026	19
B. Fixed Maturities by Credit Rating & NAIC Designation by Type 12/31/2025	20
C. Corporate Securities by Credit Rating & NAIC Designation by Industry 6/30/2026	21
D. Corporate Securities by Credit Rating & NAIC Designation by Industry 12/31/2025	22
E. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 6/30/2026	23
F. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 12/31/2025	24
G. Real Estate-Related Investments 6/30/2026	25
H. Real Estate-Related Investments 12/31/2025	26

American Financial Group, Inc.
Financial Highlights
(in millions, except per share information)

	Three Months Ended					Six Months Ended
	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	6/30/26	6/30/25
Highlights
Net earnings	$248	$191	$299	$215	$174	$439	$328
Core net operating earnings	234	206	305	224	179	440	331
Total assets	33,034	32,353	32,642	33,834	30,669	33,034	30,669
Shareholders’ equity, excluding AOCI (a)	4,963	4,805	4,870	4,803	4,648	4,963	4,648
Property and Casualty net written premiums	1,915	1,664	1,444	2,252	1,803	3,579	3,414
Per share data
Diluted earnings per share	$2.99	$2.29	$3.58	$2.58	$2.07	$5.28	$3.92
Core net operating earnings per share	2.82	2.47	3.65	2.69	2.14	5.29	3.96
Book value per share, excluding AOCI (a)	59.85	57.83	58.38	57.59	55.74	59.85	55.74
Dividends per common share	0.88	2.38	2.88	0.80	0.80	3.26	3.60
Financial ratios
Annualized return on equity (b)	20.3%	15.8%	24.7%	18.2%	15.0%	18.0%	14.1%
Annualized core operating return on equity (b)	19.2%	17.0%	25.2%	19.0%	15.5%	18.0%	14.3%
Property and Casualty combined ratio - Specialty:
Loss & LAE ratio	58.9%	56.3%	58.6%	67.2%	61.1%	57.6%	61.1%
Underwriting expense ratio	32.6%	34.0%	25.5%	25.8%	32.0%	33.3%	32.5%

Combined ratio - Specialty	91.5%	90.3%	84.1%	93.0%	93.1%	90.9%	93.6%

(a)	A reconciliation to the GAAP measure is on page 12.
(b)	Excludes accumulated other comprehensive income.

American Financial Group, Inc.
Summary of Earnings
($ in millions)

	Three Months Ended					Six Months Ended
	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	6/30/26	6/30/25
Property and Casualty Insurance
Underwriting profit	$142	$156	$284	$138	$113	$298	$207
Net investment income	221	168	171	205	179	389	349
Other income (expense)	(13)	(15)	(15)	(15)	(19)	(28)	(37)

Property and Casualty Insurance operating earnings	350	309	440	328	273	659	519
Interest expense of parent holding companies	(24)	(23)	(23)	(19)	(19)	(47)	(38)
Other expense	(26)	(29)	(31)	(29)	(27)	(55)	(60)

Pretax core operating earnings	300	257	386	280	227	557	421
Income tax expense	66	51	81	56	48	117	90

Core net operating earnings	234	206	305	224	179	440	331
Non-core items, net of tax:
Realized gains (losses) on securities	14	(15)	(6)	10	2	(1)	4
Realized gain on subsidiaries	—	—	—	1	—	—	—
Special A&E charges - Former Railroad and Manufacturing operations	—	—	—	(20)	—	—	—
Other non-core items	—	—	—	—	(7)	—	(7)

Net earnings	$248	$191	$299	$215	$174	$439	$328

American Financial Group, Inc.
Earnings Per Share Summary
(in millions, except per share information)

	Three Months Ended					Six Months Ended
	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	6/30/26	6/30/25
Core net operating earnings	$234	$206	$305	$224	$179	$440	$331

Net earnings	$248	$191	$299	$215	$174	$439	$328

Average number of diluted shares	83.026	83.263	83.411	83.397	83.488	83.144	83.664
Diluted earnings per share:
Core net operating earnings per share	$2.82	$2.47	$3.65	$2.69	$2.14	$5.29	$3.96
Realized gains (losses) on securities	0.17	(0.18)	(0.07)	0.12	0.02	(0.01)	0.05
Realized gain on subsidiaries	—	—	—	0.01	—	—	—
Special A&E charges - Former Railroad and Manufacturing operations	—	—	—	(0.24)	—	—	—
Other non-core items	—	—	—	—	(0.09)	—	(0.09)

Diluted earnings per share	$2.99	$2.29	$3.58	$2.58	$2.07	$5.28	$3.92

American Financial Group, Inc.
Property and Casualty Insurance - Summary Underwriting Results (GAAP)
($ in millions)

	Three Months Ended					Six Months Ended
	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	6/30/26	6/30/25
Property and Transportation	$57	$65	$216	$55	$27	$122	$64
Specialty Casualty	45	34	27	33	49	79	69
Specialty Financial	42	57	44	51	38	99	75

Underwriting profit - Specialty	144	156	287	139	114	300	208
Other core charges, included in loss and LAE	(2)	—	(3)	(1)	(1)	(2)	(1)

Underwriting profit - Property and Casualty Insurance	$142	$156	$284	$138	$113	$298	$207

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe losses	31	35	4	23	38	66	110

Total current accident year catastrophe losses	$31	$35	$4	$23	$38	$66	$110

Prior year loss reserve development (favorable) / adverse	$(55)	$(70)	$(27)	$(23)	$(11)	$(125)	$(31)

Combined ratio:
Property and Transportation	90.3%	87.6%	70.6%	94.1%	95.2%	89.1%	94.0%
Specialty Casualty	94.5%	95.8%	96.7%	95.8%	93.9%	95.1%	95.8%
Specialty Financial	85.6%	80.0%	83.0%	81.1%	86.1%	82.8%	86.5%
Combined ratio - Specialty	91.5%	90.3%	84.1%	93.0%	93.1%	90.9%	93.6%
Other core charges	0.1%	0.1%	0.2%	0.1%	0.0%	0.1%	0.0%

Combined ratio	91.6%	90.4%	84.3%	93.1%	93.1%	91.0%	93.6%

P&C combined ratio excl. catastrophe losses and prior year reserve development	93.1%	92.5%	85.5%	93.0%	91.5%	92.8%	91.2%

Loss and LAE components:
Current accident year, excluding catastrophe losses	60.5%	58.5%	60.0%	67.2%	59.5%	59.5%	58.7%
Prior accident year loss reserve development	(3.3%)	(4.3%)	(1.5%)	(1.1%)	(0.7%)	(3.8%)	(1.0%)
Current accident year catastrophe losses	1.8%	2.2%	0.3%	1.2%	2.3%	2.0%	3.4%

Loss and LAE ratio	59.0%	56.4%	58.8%	67.3%	61.1%	57.7%	61.1%

American Financial Group, Inc.
Specialty - Underwriting Results (GAAP)
($ in millions)

	Three Months Ended					Six Months Ended
	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	6/30/26	6/30/25
Gross written premiums	$2,850	$2,435	$2,085	$3,665	$2,653	$5,285	$4,944
Ceded reinsurance premiums	(935)	(771)	(641)	(1,413)	(850)	(1,706)	(1,530)

Net written premiums	1,915	1,664	1,444	2,252	1,803	3,579	3,414
Change in unearned premiums	(221)	(55)	362	(239)	(156)	(276)	(187)

Net earned premiums	1,694	1,609	1,806	2,013	1,647	3,303	3,227
Loss and LAE	998	906	1,058	1,354	1,006	1,904	1,971
Underwriting expense	552	547	461	520	527	1,099	1,048

Underwriting profit	$144	$156	$287	$139	$114	$300	$208

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe losses	31	35	4	23	38	66	110

Total current accident year catastrophe losses	$31	$35	$4	$23	$38	$66	$110

Prior year loss reserve development (favorable) / adverse	$(57)	$(70)	$(30)	$(24)	$(12)	$(127)	$(32)

Combined ratio:
Loss and LAE ratio	58.9%	56.3%	58.6%	67.2%	61.1%	57.6%	61.1%
Underwriting expense ratio	32.6%	34.0%	25.5%	25.8%	32.0%	33.3%	32.5%

Combined ratio	91.5%	90.3%	84.1%	93.0%	93.1%	90.9%	93.6%

Combined ratio excl. catastrophe losses and prior year reserve development	93.1%	92.5%	85.5%	93.0%	91.5%	92.8%	91.2%

Loss and LAE components:
Current accident year, excluding catastrophe losses	60.5%	58.5%	60.0%	67.2%	59.5%	59.5%	58.7%
Prior accident year loss reserve development	(3.4%)	(4.4%)	(1.6%)	(1.2%)	(0.7%)	(3.9%)	(1.0%)
Current accident year catastrophe losses	1.8%	2.2%	0.2%	1.2%	2.3%	2.0%	3.4%

Loss and LAE ratio	58.9%	56.3%	58.6%	67.2%	61.1%	57.6%	61.1%

American Financial Group, Inc.
Property and Transportation - Underwriting Results (GAAP)
($ in millions)

	Three Months Ended					Six Months Ended
	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	6/30/26	6/30/25
Gross written premiums	$1,351	$999	$612	$1,975	$1,247	$2,350	$2,144
Ceded reinsurance premiums	(554)	(403)	(214)	(924)	(488)	(957)	(822)

Net written premiums	797	596	398	1,051	759	1,393	1,322
Change in unearned premiums	(207)	(70)	337	(116)	(183)	(277)	(246)

Net earned premiums	590	526	735	935	576	1,116	1,076
Loss and LAE	369	301	417	728	387	670	698
Underwriting expense	164	160	102	152	162	324	314

Underwriting profit	$57	$65	$216	$55	$27	$122	$64

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe losses	12	12	—	4	12	24	22

Total current accident year catastrophe losses	$12	$12	$—	$4	$12	$24	$22

Prior year loss reserve development (favorable) / adverse	$(42)	$(47)	$(20)	$(11)	$(13)	$(89)	$(32)

Combined ratio:
Loss and LAE ratio	62.6%	57.1%	56.8%	77.8%	67.2%	60.1%	64.9%
Underwriting expense ratio	27.7%	30.5%	13.8%	16.3%	28.0%	29.0%	29.1%

Combined ratio	90.3%	87.6%	70.6%	94.1%	95.2%	89.1%	94.0%

Combined ratio excl. catastrophe losses and prior year reserve development	95.2%	94.4%	73.4%	94.8%	95.4%	94.9%	94.9%

Loss and LAE components:
Current accident year, excluding catastrophe losses	67.5%	63.9%	59.6%	78.5%	67.4%	65.9%	65.8%
Prior accident year loss reserve development	(7.0%)	(9.0%)	(2.7%)	(1.1%)	(2.2%)	(8.0%)	(3.0%)
Current accident year catastrophe losses	2.1%	2.2%	(0.1%)	0.4%	2.0%	2.2%	2.1%

Loss and LAE ratio	62.6%	57.1%	56.8%	77.8%	67.2%	60.1%	64.9%

American Financial Group, Inc.
Specialty Casualty - Underwriting Results (GAAP)
($ in millions)

	Three Months Ended					Six Months Ended
	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	6/30/26	6/30/25
Gross written premiums	$1,119	$1,089	$1,153	$1,337	$1,062	$2,208	$2,130
Ceded reinsurance premiums	(307)	(300)	(357)	(423)	(297)	(607)	(593)

Net written premiums	812	789	796	914	765	1,601	1,537
Change in unearned premiums	2	10	16	(104)	34	12	56

Net earned premiums	814	799	812	810	799	1,613	1,593
Loss and LAE	525	517	558	541	516	1,042	1,052
Underwriting expense	244	248	227	236	234	492	472

Underwriting profit	$45	$34	$27	$33	$49	$79	$69

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe losses	9	11	(3)	8	7	20	34

Total current accident year catastrophe losses	$9	$11	$(3)	$8	$7	$20	$34

Prior year loss reserve development (favorable) / adverse	$(1)	$—	$(1)	$(1)	$10	$(1)	$22

Combined ratio:
Loss and LAE ratio	64.6%	64.7%	68.7%	66.8%	64.5%	64.6%	66.1%
Underwriting expense ratio	29.9%	31.1%	28.0%	29.0%	29.4%	30.5%	29.7%

Combined ratio	94.5%	95.8%	96.7%	95.8%	93.9%	95.1%	95.8%

Combined ratio excl. catastrophe losses and prior year reserve development	93.6%	94.4%	97.1%	94.9%	91.8%	93.9%	92.3%

Loss and LAE components:
Current accident year, excluding catastrophe losses	63.7%	63.3%	69.1%	65.9%	62.4%	63.4%	62.6%
Prior accident year loss reserve development	(0.1%)	0.0%	(0.1%)	(0.1%)	1.2%	(0.1%)	1.4%
Current accident year catastrophe losses	1.0%	1.4%	(0.3%)	1.0%	0.9%	1.3%	2.1%

Loss and LAE ratio	64.6%	64.7%	68.7%	66.8%	64.5%	64.6%	66.1%

American Financial Group, Inc.
Specialty Financial - Underwriting Results (GAAP)
($ in millions)

	Three Months Ended					Six Months Ended
	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	6/30/26	6/30/25
Gross written premiums	$380	$347	$320	$353	$344	$727	$670
Ceded reinsurance premiums	(74)	(68)	(70)	(66)	(65)	(142)	(115)

Net written premiums	306	279	250	287	279	585	555
Change in unearned premiums	(16)	5	9	(19)	(7)	(11)	3

Net earned premiums	290	284	259	268	272	574	558
Loss and LAE	104	88	83	85	103	192	221
Underwriting expense	144	139	132	132	131	283	262

Underwriting profit	$42	$57	$44	$51	$38	$99	$75

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe losses	10	12	7	11	19	22	54

Total current accident year catastrophe losses	$10	$12	$7	$11	$19	$22	$54

Prior year loss reserve development (favorable) / adverse	$(14)	$(23)	$(9)	$(12)	$(9)	$(37)	$(22)

Combined ratio:
Loss and LAE ratio	35.6%	31.2%	32.0%	31.8%	38.1%	33.4%	39.6%
Underwriting expense ratio	50.0%	48.8%	51.0%	49.3%	48.0%	49.4%	46.9%

Combined ratio	85.6%	80.0%	83.0%	81.1%	86.1%	82.8%	86.5%

Combined ratio excl. catastrophe losses and prior year reserve development	87.3%	83.7%	83.5%	81.7%	82.0%	85.5%	80.7%

Loss and LAE components:
Current accident year, excluding catastrophe losses	37.3%	34.9%	32.5%	32.4%	34.0%	36.1%	33.8%
Prior accident year loss reserve development	(5.1%)	(7.9%)	(3.0%)	(4.7%)	(3.2%)	(6.5%)	(3.9%)
Current accident year catastrophe losses	3.4%	4.2%	2.5%	4.1%	7.3%	3.8%	9.7%

Loss and LAE ratio	35.6%	31.2%	32.0%	31.8%	38.1%	33.4%	39.6%

American Financial Group, Inc.
Consolidated Balance Sheet
($ in millions)

	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25
Assets:
Total cash and investments	$17,069	$17,143	$17,182	$16,761	$16,049	$15,994
Recoverables from reinsurers	5,267	5,303	5,528	5,565	4,733	4,945
Prepaid reinsurance premiums	1,375	1,211	1,089	1,443	1,256	1,105
Agents’ balances and premiums receivable	2,046	1,670	1,641	2,034	1,946	1,589
Deferred policy acquisition costs	366	334	333	349	345	316
Assets of managed investment entities	4,142	3,987	4,050	3,972	3,833	3,848
Other receivables	1,117	1,058	1,212	2,075	877	855
Other assets	1,325	1,320	1,280	1,308	1,325	1,337
Goodwill	327	327	327	327	305	305

Total assets	$33,034	$32,353	$32,642	$33,834	$30,669	$30,294

Liabilities and Equity:
Unpaid losses and loss adjustment expenses	$14,842	$14,914	$15,094	$15,079	$13,834	$13,970
Unearned premiums	4,297	3,911	3,736	4,450	4,026	3,710
Payable to reinsurers	1,133	1,065	1,195	1,578	1,152	1,028
Liabilities of managed investment entities	3,993	3,854	3,907	3,834	3,685	3,726
Long-term debt	1,821	1,820	1,820	1,820	1,476	1,476
Other liabilities	2,127	2,111	2,070	2,343	1,980	1,992

Total liabilities	28,213	27,675	27,822	29,104	26,153	25,902
Shareholders’ equity:
Common stock	83	83	83	83	83	84
Capital surplus	1,434	1,428	1,430	1,421	1,414	1,409
Retained earnings	3,446	3,294	3,357	3,299	3,151	3,078
Unrealized gains (losses) - fixed maturities	(112)	(100)	(22)	(43)	(101)	(141)
Unrealized gains (losses) - fixed maturity-related cash flow hedges	(4)	(1)	(2)	(3)	(5)	(7)
Other comprehensive income (loss), net of tax	(26)	(26)	(26)	(27)	(26)	(31)

Total shareholders’ equity	4,821	4,678	4,820	4,730	4,516	4,392

Total liabilities and equity	$33,034	$32,353	$32,642	$33,834	$30,669	$30,294

American Financial Group, Inc.
Book Value Per Share and Price / Book Summary
(in millions, except per share information)

	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25
Shareholders’ equity	$4,821	$4,678	$4,820	$4,730	$4,516	$4,392
Accumulated other comprehensive income (loss)	(142)	(127)	(50)	(73)	(132)	(179)

Shareholders’ equity, excluding AOCI	4,963	4,805	4,870	4,803	4,648	4,571
Goodwill	327	327	327	327	305	305
Intangibles	179	184	189	192	193	198

Tangible shareholders’ equity, excluding AOCI	$4,457	$4,294	$4,354	$4,284	$4,150	$4,068

Common shares outstanding	82.917	83.086	83.422	83.401	83.386	83.668
Book value per share:
Book value per share	$58.14	$56.30	$57.78	$56.72	$54.15	$52.50
Book value per share, excluding AOCI	59.85	57.83	58.38	57.59	55.74	54.63
Tangible, excluding AOCI	53.76	51.69	52.20	51.38	49.77	48.62
Market capitalization
AFG’s closing common share price	$139.94	$127.71	$136.68	$145.72	$126.21	$131.34
Market capitalization	$11,603	$10,611	$11,402	$12,153	$10,524	$10,989
Price / Book value per share, excluding AOCI	2.34	2.21	2.34	2.53	2.26	2.40

American Financial Group, Inc.
Capitalization
($ in millions)

	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25
AFG senior obligations	$1,173	$1,173	$1,173	$1,173	$823	$823
Borrowings drawn under credit facility	—	—	—	—	—	—

Debt excluding subordinated debt	1,173	1,173	1,173	1,173	823	823
AFG subordinated debentures	675	675	675	675	675	675

Total principal amount of long-term debt	1,848	1,848	1,848	1,848	1,498	1,498
Shareholders’ equity	4,821	4,678	4,820	4,730	4,516	4,392
Accumulated other comprehensive income (loss)	(142)	(127)	(50)	(73)	(132)	(179)

Total capital, excluding AOCI	$6,811	$6,653	$6,718	$6,651	$6,146	$6,069

Ratio of debt to total capital, excluding AOCI:
Including subordinated debt	27.1%	27.8%	27.5%	27.8%	24.4%	24.7%
Excluding subordinated debt	17.2%	17.6%	17.5%	17.6%	13.4%	13.6%

American Financial Group, Inc.
Additional Supplemental Information
($ in millions)

	Three Months Ended					Six Months Ended
	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	6/30/26	6/30/25
Property and Casualty Insurance
Paid Losses (GAAP)	$1,014	$888	$984	$936	$931	$1,902	$1,898

	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25
GAAP Equity (excluding AOCI)
Property and Casualty Insurance	$6,528	$6,354	$6,354	$6,173	$5,935	$5,853
Parent and other subsidiaries	(1,565)	(1,549)	(1,484)	(1,370)	(1,287)	(1,282)

AFG GAAP Equity (excluding AOCI)	$4,963	$4,805	$4,870	$4,803	$4,648	$4,571

Allowable dividends without regulatory approval
Property and Casualty Insurance	$1,083	$1,083	$1,081	$1,004	$1,004	$1,004

American Financial Group, Inc.
Total Cash and Investments
($ in millions)

	Carrying Value - June 30, 2026
	Property and Casualty Insurance	Parent & Other	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$1,164	$274	$—	$1,438	9%
Fixed maturities - Available for sale	11,173	85	—	11,258	66%
Fixed maturities - Trading	80	—	—	80	1%
Equity securities - Common stocks	371	—	—	371	2%
Equity securities - Perpetual preferred	408	—	—	408	2%
Investments accounted for using the equity method	2,434	3	—	2,437	14%
Mortgage loans	920	—	—	920	5%
Real estate and other investments	200	106	(149)	157	1%

Total cash and investments	$16,750	$468	$(149)	$17,069	100%

	Carrying Value - December 31, 2025
	Property and Casualty Insurance	Parent & Other	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$1,377	$350	$—	$1,727	10%
Fixed maturities - Available for sale	10,923	129	—	11,052	64%
Fixed maturities - Trading	91	—	—	91	1%
Equity securities - Common stocks	365	—	—	365	2%
Equity securities - Perpetual preferred	420	—	—	420	2%
Investments accounted for using the equity method	2,419	2	—	2,421	14%
Mortgage loans	947	—	—	947	6%
Real estate and other investments	199	103	(143)	159	1%

Total cash and investments	$16,741	$584	$(143)	$17,182	100%

American Financial Group, Inc.
Net Investment Income
($ in millions)

	Three Months Ended					Six Months Ended
	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	6/30/26	6/30/25
Property and Casualty Insurance:
Gross investment income excluding alternative investments
Fixed maturities	$147	$141	$138	$135	$140	$288	$277
Equity securities	5	10	6	6	15	15	21
Other investments (a)	25	27	27	27	23	52	44

Gross investment income excluding alternative investments	177	178	171	168	178	355	342
Gross investment income from alternative investments (b)	50	(3)	6	43	8	47	20

Total gross investment income	227	175	177	211	186	402	362
Investment expenses	(6)	(7)	(6)	(6)	(7)	(13)	(13)

Total net investment income	$221	$168	$171	$205	$179	$389	$349

Average cash and investments (c)	$16,916	$16,855	$16,520	$16,095	$15,921	$16,868	$15,894

Average yield - overall portfolio, net (d)	5.23%	3.99%	4.14%	5.09%	4.50%	4.61%	4.39%
Average yield - fixed maturities before inv expenses (d)	5.13%	5.04%	5.11%	5.12%	5.24%	5.10%	5.19%
AFG consolidated net investment income:
Property & Casualty	$221	$168	$171	$205	$179	$389	$349
Parent & other	9	6	7	6	7	15	12
Consolidate CLOs	(9)	13	5	(6)	(2)	4	(4)

Total net investment income	$221	$187	$183	$205	$184	$408	$357

Average cash and investments (c)	$17,240	$17,240	$17,013	$16,496	$16,175	$17,230	$16,152

Average yield - overall portfolio, net (d)	5.13%	4.34%	4.30%	4.97%	4.55%	4.74%	4.42%
Average yield - fixed maturities before inv expenses (d)	5.12%	5.05%	5.11%	5.11%	5.24%	5.11%	5.20%

(a)	Includes income from mortgage loans, real estate, short-term investments, and cash equivalents.

(b)	Investment income on alternative investments is detailed on page 17.

(c)	Average cash and investments is the average of the beginning and ending quarter balances, or the average of the five quarters balances.

(d)	Average yield is calculated by dividing investment income for the period by the average balance.

American Financial Group, Inc.
Alternative Investments
($ in millions)

	Three Months Ended					Six Months Ended
	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	6/30/26	6/30/25
Property and Casualty Insurance:
Net Investment Income
Fixed maturities MTM through investment income	$1	$2	$1	$16	$8	$3	$5
Equity securities MTM through investment income (a)	2	(10)	(12)	(6)	4	(8)	4
Investments accounted for using the equity method (b)	38	18	22	27	(6)	56	7
AFG managed CLOs (eliminated in consolidation)	9	(13)	(5)	6	2	(4)	4

Total Property & Casualty	$50	$(3)	$6	$43	$8	$47	$20

Investments
Fixed maturities MTM through investment income	$34	$31	$44	$30	$55	$34	$55
Equity securities MTM through investment income (a)	221	190	211	243	233	221	233
Investments accounted for using the equity method (b)	2,434	2,440	2,419	2,381	2,338	2,434	2,338
AFG managed CLOs (eliminated in consolidation)	149	133	143	138	148	149	148

Total Property & Casualty	$2,838	$2,794	$2,817	$2,792	$2,774	$2,838	$2,774

Annualized Return - Property & Casualty	7.1%	(0.4%)	0.9%	6.2%	1.2%	3.3%	1.5%
AFG Consolidated:
Net Investment Income
Fixed maturities MTM through investment income	$1	$2	$1	$16	$8	$3	$5
Equity securities MTM through investment income (a)	2	(10)	(12)	(6)	4	(8)	4
Investments accounted for using the equity method (b)	38	18	22	27	(6)	56	7
AFG managed CLOs (eliminated in consolidation)	9	(13)	(5)	6	2	(4)	4

Total AFG Consolidated	$50	$(3)	$6	$43	$8	$47	$20

Investments
Fixed maturities MTM through investment income	$34	$31	$44	$30	$55	$34	$55
Equity securities MTM through investment income (a)	221	190	211	243	233	221	233
Investments accounted for using the equity method (b)	2,437	2,443	2,421	2,383	2,341	2,437	2,341
AFG managed CLOs (eliminated in consolidation)	149	133	143	138	148	149	148

Total AFG Consolidated	$2,841	$2,797	$2,819	$2,794	$2,777	$2,841	$2,777

Annualized Return - AFG Consolidated	7.1%	(0.4%)	0.9%	6.2%	1.2%	3.3%	1.5%

(a)	AFG records holding gains and losses in net investment income on certain securities classified at purchase as “fair value through net investment income.”
(b)	The majority of AFG’s investments accounted for using the equity method mark their underlying assets to market through net income.

American Financial Group, Inc.
Fixed Maturities - By Security Type - AFG Consolidated
($ in millions )

June 30, 2026	Book Value (a)	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$144	$143	$(1)	1%	1%
States, municipalities and political subdivisions	795	773	(22)	7%	5%
Foreign government	299	301	2	3%	2%
Residential mortgage-backed securities	3,280	3,183	(97)	28%	19%
Collateralized loan obligations	1,099	1,096	(3)	10%	6%
Other asset-backed securities	2,604	2,567	(37)	22%	15%
Corporate and other bonds	3,259	3,275	16	29%	19%

Total AFG consolidated	$11,480	$11,338	$(142)	100%	67%

Approximate duration - P&C	3.4 years
Approximate duration - P&C including cash	3.1 years

December 31, 2025	Book Value (a)	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$160	$161	$1	1%	1%
States, municipalities and political subdivisions	853	835	(18)	7%	5%
Foreign government	301	303	2	3%	2%
Residential mortgage-backed securities	2,807	2,747	(60)	25%	16%
Collateralized loan obligations	1,162	1,160	(2)	10%	7%
Other asset-backed securities	2,534	2,525	(9)	23%	14%
Corporate and other bonds	3,354	3,412	58	31%	20%

Total AFG consolidated	$11,171	$11,143	$(28)	100%	65%

Approximate duration - P&C	3.3 years
Approximate duration - P&C including cash	2.9 years

(a)	Book Value is amortized cost, net of allowance for expected credit losses.

Appendix A
American Financial Group, Inc.
Fixed Maturities by Credit Rating & NAIC Designation by Type
6/30/2026
($ in millions)

	Fair Value by Type
Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CLOs	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$6	$146	$236	$2,704	$1,082	$927	$13	$5,114	45%
AA	137	596	18	317	14	363	211	1,656	15%
A	—	21	40	60	—	747	1,011	1,879	17%
BBB	—	8	4	26	—	492	1,787	2,317	20%

Subtotal - Investment grade	143	771	298	3,107	1,096	2,529	3,022	10,966	97%
BB	—	—	—	1	—	4	131	136	1%
B	—	—	—	1	—	1	25	27	0%
CCC, CC, C	—	—	—	23	—	2	3	28	0%
D	—	—	—	—	—	—	—	—	0%

Subtotal - Non-Investment grade	—	—	—	25	—	7	159	191	1%
Not Rated (b)	—	2	3	51	—	31	94	181	2%

Total	$143	$773	$301	$3,183	$1,096	$2,567	$3,275	$11,338	100%

	Fair Value by Type
NAIC designation	US Gov	Munis	Frgn Gov	RMBS	CLOs	ABS	Corp/Oth	Total	% Total
1	$143	$760	$232	$3,073	$1,035	$1,993	$1,228	$8,464	77%
2	—	8	—	25	—	483	1,776	2,292	21%

Subtotal	143	768	232	3,098	1,035	2,476	3,004	10,756	98%
3	—	—	—	1	—	4	130	135	1%
4	—	—	—	—	—	5	53	58	1%
5	—	—	—	12	—	1	39	52	0%
6	—	—	—	1	—	3	4	8	0%

Subtotal	—	—	—	14	—	13	226	253	2%
Total insurance companies	$143	$768	$232	$3,112	$1,035	$2,489	$3,230	$11,009	100%

No NAIC designation (c)	—	—	—	—	—	26	15	41
Non-Insurance and Foreign Companies (d)	—	5	69	71	61	52	30	288

Total	$143	$773	$301	$3,183	$1,096	$2,567	$3,275	$11,338

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	For ABS, 12% are NAIC 4 and 82% do not have a designation.
For Corp/Oth, 13% are NAIC 1, 10% NAIC 3, 23% NAIC 4 and 37% NAIC 5.
For Total, 27% are NAIC 1, 14% NAIC 4, 25% NAIC 5 and 17% do not have a designation.
(c)	Surplus notes and CLO equity tranches that are classified as other invested assets for STAT.
(d)	98% are investment grade rated.

Appendix B
American Financial Group, Inc.
Fixed Maturities by Credit Rating & NAIC Designation by Type
12/31/2025
($ in millions)

	Fair Value by Type
Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CLOs	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$—	$161	$255	$2,475	$1,137	$831	$13	$4,872	44%
AA	161	644	14	87	20	349	222	1,497	13%
A	—	21	30	75	3	743	998	1,870	17%
BBB	—	8	4	27	—	520	1,898	2,457	22%

Subtotal - Investment grade	161	834	303	2,664	1,160	2,443	3,131	10,696	96%
BB	—	—	—	2	—	5	122	129	1%
B	—	—	—	1	—	1	20	22	0%
CCC, CC, C	—	—	—	25	—	2	3	30	1%
D	—	—	—	—	—	—	—	—	0%

Subtotal - Non-Investment grade	—	—	—	28	—	8	145	181	2%
Not Rated (b)	—	1	—	55	—	74	136	266	2%

Total	$161	$835	$303	$2,747	$1,160	$2,525	$3,412	$11,143	100%

	Fair Value by Type
NAIC designation	US Gov	Munis	Frgn Gov	RMBS	CLOs	ABS	Corp/Oth	Total	% Total
1	$161	$822	$239	$2,639	$1,059	$1,906	$1,230	$8,056	75%
2	—	8	—	26	—	509	1,861	2,404	22%

Subtotal	161	830	239	2,665	1,059	2,415	3,091	10,460	97%
3	—	—	—	1	—	5	174	180	2%
4	—	—	—	1	—	5	35	41	0%
5	—	—	—	13	—	1	62	76	1%
6	—	—	—	1	—	3	1	5	0%

Subtotal	—	—	—	16	—	14	272	302	3%
Total insurance companies	$161	$830	$239	$2,681	$1,059	$2,429	$3,363	$10,762	100%

No NAIC designation (c)	—	—	—	—	—	39	17	56
Non-Insurance and Foreign Companies (d)	—	5	64	66	101	57	32	325

Total	$161	$835	$303	$2,747	$1,160	$2,525	$3,412	$11,143

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	For ABS, 39% are NAIC 1 and 52% do not have a designation.
For Corp/Oth, 12% are NAIC 1, 24% NAIC 3 and 43% NAIC 5.
For Total, 37% are NAIC 1, 11% NAIC 3, 24% NAIC 5 and 15% do not have a designation.
(c)	Surplus notes and CLO equity tranches that are classified as other invested assets for STAT.
(d)	99% are investment grade rated.

Appendix C
American Financial Group, Inc.
Corporate Securities by Credit Rating & NAIC Designation by Industry
6/30/2026
($ in millions)

	Fair Value By Industry
Credit Rating (a)	Asset Managers	Banking	Technology	Insurance	Utilities	Other Financials	Autos	Consumer	Healthcare	Other	Total	% Total
Investment Grade
AAA	$—	$—	$11	$—	$—	$—	$—	$—	$—	$2	$13	0%
AA	5	5	30	60	10	33	—	25	20	23	211	6%
A	88	168	77	147	152	64	99	49	30	137	1,011	31%
BBB	717	267	135	52	89	58	46	47	38	338	1,787	55%

Subtotal	810	440	253	259	251	155	145	121	88	500	3,022	92%
BB	9	8	5	—	—	20	17	11	5	56	131	4%
B	—	—	7	—	—	—	—	10	5	3	25	1%
CCC, CC, C	—	—	—	—	—	—	—	—	1	2	3	0%
D	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	9	8	12	—	—	20	17	21	11	61	159	5%
Not Rated (b)	5	—	1	6	—	22	—	18	33	9	94	3%

Total	$824	$448	$266	$265	$251	$197	$162	$160	$132	$570	$3,275	100%

	Fair Value By Industry
NAIC designation	Asset Managers	Banking	Technology	Insurance	Utilities	Other Financials	Autos	Consumer	Healthcare	Other	Total	% Total
1	$93	$170	$117	$205	$162	$100	$99	$71	$50	$161	$1,228	38%
2	721	265	132	51	87	58	44	47	38	333	1,776	55%

Subtotal	814	435	249	256	249	158	143	118	88	494	3,004	93%
3	4	8	3	—	—	19	17	13	15	51	130	4%
4	—	—	9	—	—	—	—	29	8	7	53	2%
5	—	—	1	—	—	9	—	—	21	8	39	1%
6	—	—	—	—	—	1	—	—	—	3	4	0%

Subtotal	4	8	13	—	—	29	17	42	44	69	226	7%
Total insurance companies	$818	$443	$262	$256	$249	$187	$160	$160	$132	$563	$3,230	100%

No NAIC designation (c)	—	—	—	5	—	10	—	—	—	—	15
Non-Insurance and Foreign Companies	6	5	4	4	2	—	2	—	—	7	30

Total	$824	$448	$266	$265	$251	$197	$162	$160	$132	$570	$3,275

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	13% of not rated securities are NAIC 1, 10% NAIC 3, 23% NAIC 4 and 37% NAIC 5.
(c)	Surplus notes that are classified as other invested assets for STAT.

Appendix D
American Financial Group, Inc.
Corporate Securities by Credit Rating & NAIC Designation by Industry
12/31/2025
($ in millions)

	Fair Value By Industry
Credit Rating (a)	Banking	Other Financials	Insurance	Asset Managers	Technology	Utilities	Consumer	Autos	Healthcare	Other	Total	% Total
Investment Grade
AAA	$—	$—	$—	$—	$11	$—	$—	$—	$—	$2	$13	0%
AA	—	32	58	5	30	10	49	—	15	23	222	6%
A	179	70	155	52	48	151	51	101	36	155	998	29%
BBB	264	94	53	769	160	90	41	55	39	333	1,898	56%

Subtotal	443	196	266	826	249	251	141	156	90	513	3,131	91%
BB	6	—	—	—	4	—	9	18	3	82	122	4%
B	2	—	—	—	—	—	7	—	5	6	20	1%
CCC, CC, C	—	—	—	—	—	—	—	—	—	3	3	0%
D	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	8	—	—	—	4	—	16	18	8	91	145	5%
Not Rated (b)	—	25	6	—	2	—	28	1	43	31	136	4%

Total	$451	$221	$272	$826	$255	$251	$185	$175	$141	$635	$3,412	100%

	Fair Value By Industry
NAIC designation	Banking	Other Financials	Insurance	Asset Managers	Technology	Utilities	Consumer	Autos	Healthcare	Other	Total	% Total
1	$176	$104	$211	$57	$88	$161	$101	$101	$50	$181	$1,230	37%
2	261	70	52	763	157	88	48	54	38	330	1,861	55%

Subtotal	437	174	263	820	245	249	149	155	88	511	3,091	92%
3	7	24	—	—	4	—	16	18	27	78	174	5%
4	2	—	—	—	—	—	18	—	5	10	35	1%
5	—	10	—	—	1	—	2	—	20	29	62	2%
6	—	1	—	—	—	—	—	—	—	—	1	0%

Subtotal	9	35	—	—	5	—	36	18	52	117	272	8%
Total insurance companies	$446	$209	$263	$820	$250	$249	$185	$173	$140	$628	$3,363	100%

No NAIC designation (c)	—	11	6	—	—	—	—	—	—	—	17
Non-Insurance and Foreign Companies	5	1	3	6	5	2	—	2	1	7	32

Total	$451	$221	$272	$826	$255	$251	$185	$175	$141	$635	$3,412

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	12% of not rated securities are NAIC 1, 24% NAIC 3 and 43% NAIC 5.
(c)	Surplus notes that are classified as other invested assets for STAT.

Appendix E
American Financial Group, Inc.
Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type
6/30/2026
($ in millions)

	Fair Value By Collateral Type
Credit Rating (a)	Whole Business	Triple Net Lease	Railcar	TruPS	Aircraft	Auto	Single Family Rental	Secured Financing	Commercial Real Estate	Other	Total	% Total
Investment Grade
AAA	$—	$282	$—	$230	$24	$104	$89	$—	$73	$125	$927	36%
AA	50	50	136	57	11	—	—	29	—	30	363	15%
A	10	15	155	—	195	—	—	54	—	318	747	29%
BBB	428	—	—	—	4	—	—	1	—	59	492	19%

Subtotal	488	347	291	287	234	104	89	84	73	532	2,529	99%
BB	—	—	—	—	1	—	—	1	—	2	4	0%
B	—	—	—	—	—	—	—	1	—	—	1	0%
CCC, CC, C	—	—	—	—	2	—	—	—	—	—	2	0%
D	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	—	—	—	—	3	—	—	2	—	2	7	0%
Not Rated (b)	—	—	—	—	3	—	—	—	—	28	31	1%

Total	$488	$347	$291	$287	$240	$104	$89	$86	$73	$562	$2,567	100%

	Fair Value By Collateral Type
NAIC designation	Whole Business	Triple Net Lease	Railcar	TruPS	Aircraft	Auto	Single Family Rental	Secured Financing	Commercial Real Estate	Other	Total	% Total
1	$60	$339	$274	$286	$229	$100	$87	$83	$67	$468	$1,993	80%
2	421	—	—	—	3	—	—	1	—	58	483	20%

Subtotal	481	339	274	286	232	100	87	84	67	526	2,476	100%
3	—	—	—	—	1	—	—	1	—	2	4	0%
4	—	—	—	—	—	—	—	1	—	4	5	0%
5	—	—	—	—	1	—	—	—	—	—	1	0%
6	—	—	—	—	3	—	—	—	—	—	3	0%

Subtotal	—	—	—	—	5	—	—	2	—	6	13	0%
Total insurance companies	$481	$339	$274	$286	$237	$100	$87	$86	$67	$532	$2,489	100%

No NAIC designation	—	—	—	—	1	—	—	—	—	25	26
Non-Insurance and Foreign Companies	7	8	17	1	2	4	2	—	6	5	52

Total	$488	$347	$291	$287	$240	$104	$89	$86	$73	$562	$2,567

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	12% of not rated securities are NAIC 4 and 82% do not have a designation.

Appendix F
American Financial Group, Inc.
Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type
12/31/2025
($ in millions)

	Fair Value By Collateral Type
Credit Rating (a)	Whole Business	Triple Net Lease	TruPS	Railcar	Aircraft	Secured Financing	Commercial Real Estate	Single Family Rental	Auto	Other	Total	% Total
Investment Grade
AAA	$—	$231	$170	$—	$15	$—	$113	$93	$92	$117	$831	33%
AA	76	51	82	64	15	30	—	—	—	31	349	14%
A	10	16	3	169	175	63	—	—	—	307	743	29%
BBB	439	—	—	5	14	1	—	—	—	61	520	21%

Subtotal	525	298	255	238	219	94	113	93	92	516	2,443	97%
BB	—	—	—	—	2	1	—	—	—	2	5	0%
B	—	—	—	—	1	—	—	—	—	—	1	0%
CCC, CC, C	—	—	—	—	2	—	—	—	—	—	2	0%
D	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	—	—	—	—	5	1	—	—	—	2	8	0%
Not Rated (b)	—	—	—	—	3	29	—	—	—	42	74	3%

Total	$525	$298	$255	$238	$227	$124	$113	$93	$92	$560	$2,525	100%

	Fair Value By Collateral Type
NAIC designation	Whole Business	Triple Net Lease	TruPS	Railcar	Aircraft	Secured Financing	Commercial Real Estate	Single Family Rental	Auto	Other	Total	% Total
1	$86	$290	$252	$219	$203	$121	$106	$90	$87	$452	$1,906	79%
2	431	—	—	5	13	1	—	—	—	59	509	21%

Subtotal	517	290	252	224	216	122	106	90	87	511	2,415	100%
3	—	—	—	—	1	2	—	—	—	2	5	0%
4	—	—	—	—	1	—	—	—	—	4	5	0%
5	—	—	—	—	1	—	—	—	—	—	1	0%
6	—	—	—	—	3	—	—	—	—	—	3	0%

Subtotal	—	—	—	—	6	2	—	—	—	6	14	0%
Total insurance companies	$517	$290	$252	$224	$222	$124	$106	$90	$87	$517	$2,429	100%

No NAIC designation	—	—	—	—	2	—	—	—	—	37	39
Non-Insurance and Foreign Companies	8	8	3	14	3	—	7	3	5	6	57

Total	$525	$298	$255	$238	$227	$124	$113	$93	$92	$560	$2,525

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	39% of not rated securities are NAIC 1 and 52% do not have a designation.

Appendix G
American Financial Group, Inc.
Real Estate-Related Investments
6/30/2026
($ in millions)

Investments accounted for using equity method (Real Estate Funds/Investments) (a)

Investment Type	Book Value	% of Book Value	Occupancy (b)	Collection Rate (c)
Multi-family	$1,231	88%	92%	96%
Fund Investments	95	7%	—	—
QOZ Fund - Development	27	2%	—	—
Office	18	1%	88%	100%
Marina	16	1%	—	—
Hospitality	11	1%	—	—
Land Development	1	0%	—	—

Total	$1,399	100%

Real Estate

Property Type	Book Value	% of Book Value	Debt
Resort & Marina	$50	51%	$—
Marina	35	35%	—
Office Building	12	12%	—
Land	2	2%	—

Total	$99	100%	$—

Mortgage Loans

Property Type	Book Value	% of Book Value	Loan To Value
Multifamily	$662	72%	66%
Hospitality	159	17%	42%
Marina	52	6%	52%
Office	47	5%	98%

Total	$920	100%	63%

Currently, no loans are receiving interest deferral through forbearance agreements.

(a)	Total investments accounted for using the equity method is $2.4 billion, the amounts presented in this table only relate to real estate funds/investments.
(b)	Occupancy as of 6/30/2026
(c)	Collections for April - June

Appendix H
American Financial Group, Inc.
Real Estate-Related Investments
12/31/2025
($ in millions)

Investments accounted for using equity method (Real Estate Funds/Investments) (a)

Investment Type	Book Value	% of Book Value	Occupancy (b)	Collection Rate (c)
Multi-family	$1,250	87%	91%	96%
Fund Investments	105	8%	—	—
QOZ Fund - Development	28	2%	—	—
Office	18	1%	88%	100%
Marina	16	1%	—	—
Hospitality	12	1%	—	—
Land Development	2	0%	—	—

Total	$1,431	100%

Real Estate

Property Type	Book Value	% of Book Value	Debt
Resort & Marina	$52	51%	$—
Marina	35	34%	—
Office Building	13	13%	—
Land	2	2%	—

Total	$102	100%	$—

Mortgage Loans

Property Type	Book Value	% of Book Value	Loan To Value
Multifamily	$688	73%	66%
Hospitality	160	17%	42%
Marina	52	5%	52%
Office	47	5%	98%

Total	$947	100%	63%

Currently, no loans are receiving interest deferral through forbearance agreements.

(a)	Total investments accounted for using the equity method is $2.4 billion, the amounts presented in this table only relate to real estate funds/investments.
(b)	Occupancy as of 12/31/2025
(c)	Collections for October - December